UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)     August 14, 2001

                           PanAmSat Corporation
           (Exact name of registrant as specified in its charter)

Delaware                            0-22531                        95-4607698
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                    (IRS Employer
 of incorporation)                  File Number)             Identification No.)


20 Westport Road, Wilton, CT                                           06897
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code               (203) 210-8000


                     One Pickwick Plaza, Greenwich, CT 06830
        -----------------------------------------------------------------
         (Former name and former address, if changed since last report)

--------------------------------------------------------------------------------

  Item 5.  Other Events

     On August 14, 2001, PanAmSat Corporation (the "Company") announced that it has elected Joseph R. Wright, Jr., as its new President and Chief Executive Officer. A copy of the Company's press release with respect to the offering is filed as Exhibit 99.1 hereto.

  Item 7.  Financial Statements and Exhibits

           (c)  Exhibits

                    Exhibit No       Description

                    99.1             Press Release

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 14, 2001  PANAMSAT CORPORATION
                          Registrant


                          By:      /s/  James W. Cuminale
                                   ----------------------
                          Name:    James W. Cuminale
                          Title:   Executive Vice President and General Counsel

                                  EXHIBIT INDEX



                  Exhibit No        Description

                  99.1              Press Release

                                                                    Exhibit 99.1


                      PANAMSAT NAMES JOSEPH R. WRIGHT, JR.
                             CHIEF EXECUTIVE OFFICER

     WILTON, Conn., August 14, 2001 -- PanAmSat Corporation (NASDAQ: SPOT) today named former Director of the Federal Office of Management and Budget Joseph R. Wright, Jr., 62, as chief executive officer. Mr. Wright is a member of the PanAmSat board of directors and succeeds R. Douglas Kahn, who has been president and CEO of PanAmSat since April 1999 and is leaving the company to pursue other interests.

     "Joe Wright brings a rich depth of entrepreneurial, industry and government experience to PanAmSat at a time when our company faces both unprecedented opportunities and challenges in world economic and business conditions," said Jack A. Shaw, chairman of PanAmSat and chief executive officer of Hughes Electronics Corporation, which owns 81 percent of PanAmSat.

     "Joe is widely admired for his business acumen, his competitive instincts, his expertise in strategic planning and change management, and his broad knowledge of telecommunications, e-commerce, and multinational business," Mr. Shaw said. "We're pleased to have him at the helm of PanAmSat."

     "We also owe a debt of gratitude to Doug Kahn, who led efforts to improve our technical operations, expand our customer base and raise the bar of excellence at PanAmSat."

     Said Mr. Wright: "PanAmSat is not only the world's leading commercial satellite services provider, it is also a terrific company with world-class talent and a range of new market opportunities. My goal is to work with this great team to keep PanAmSat focused on its mission of serving our customers with an unrivaled global network and wide range of valuable offerings."

     Mr. Wright has been vice chairman and director of Terremark Worldwide, Inc., a public company that develops and operates Network Access Point (NAP) telecommunications data centers, such as the NAP of the Americas in Miami. Prior to this, he was chairman, CEO and director of AmTec, Inc., a public company providing telecommunications and Internet services to and from the United States and the Far East, which merged with Terremark Holdings, Inc.

     Mr. Wright was also chairman and director of GRC International, Inc., a public company providing advanced information technology, Internet, and software systems to government and commercial customers. AT&T acquired GRC in March 2000.

                                    --MORE--

     He has also been vice chairman and director of Jefferson Consulting Group, a Washington, D.C.-based firm that provides consulting services to companies dealing with the federal government, and has been co-chairman and director of Baker & Taylor Holdings, Inc., an international book/video distribution and e-commerce company.

     Prior to entering the e-commerce and telecommunications world, Mr. Wright was vice chairman, executive vice president and director of W. R. Grace & Company from 1989 to 1994. Previous to Grace, he was deputy director then director of the Federal Office of Management and Budget under President Ronald Reagan, serving in the Cabinet and the Executive Office of the President from 1982 to 1989. He was one of a few individuals who received the Distinguished Citizens Award from President Reagan.

     He was also deputy secretary of the Department of Commerce from 1981 to 1982, and later was on the President's Export Council as chairman of the Export Control Subcommittee. Prior to the 1980's, Mr. Wright was president of Citicorp Retail Services and Retail Consumer Services, credit card subsidiaries of Citibank, following positions in the Federal Departments of Agriculture and Commerce, including acting assistant secretary for Economic Affairs responsible for developing the GDP and other economic reports.

     He began his career at Booz, Allen and Hamilton, Inc. where he became one of the youngest partners and was division head of the Growth Services consulting business after receiving an MIA from Yale University and a B.S. from Colorado School of Mines.

     Mr. Wright also currently serves on the boards of directors Titan Corporation, Fusion Telecommunications International, Inc., AT&T Government Markets Division, RealMed, Inc, Verso Technologies, Inc., Bion Environmental Technologies, and Barrington Capital.

     Mr. Wright is a former member of the boards of directors of Travelers Group, Harcourt Brace Janovich, and Hampton University. He is a member of the Council on Foreign Relations, Chief Executives Organization, and the New York Economic Club.

About PanAmSat

     PanAmSat Corporation is the premier provider of global video and data broadcasting services via satellite. Operating a global network of 21 in-orbit spacecraft and seven technical facilities, the company delivers entertainment and information to cable television systems, TV broadcast affiliates, direct-to-home TV operators, Internet service providers, telecommunications companies and corporations worldwide. PanAmSat is 81 percent owned by HUGHES Electronics Corporation. For more information on PanAmSat, visit the company's web site at www.panamsat.com.

About HUGHES Electronics

     HUGHES Electronics Corporation is a world-leading provider of digital television entertainment, broadband services, satellite-based private business networks, and global video and data broadcasting. HUGHES is a unit of General Motors Corporation. The earnings of HUGHES are used to calculate the earnings per share attributable to the General Motors Class H common stock (NYSE: GMH).

CONTACTS:       Scott Tagliarino
                tel: 203.210.8000
                email: stagliarino@panamsat.com
                Twenty Westport Road
                Wilton, CT 06897
                www.panamsat.com